Capital management	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
Capital management
33.
Capital management

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.

The capital structure of the Group consists of net debts and equity attributable to the equity holders of the Company as disclosed in the table below. Management reviews the capital structure on an on-going basis, considering the cost of capital, the tenure and the risks associated with each class of capital. Management makes adjustments to capital structure, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares.

There were no changes in the Group’s approach to capital management.

	31.12.2023	31.12.2024	31.12.2024
	RMB’000	RMB’000	US$’000
Loans and borrowings (current and non-current)	2,540,294	2,509,800	349,857
Lease liabilities (current and non-current)	49,281	63,231	8,814
Trade and other liabilities (current and non-current)	9,475,529	10,535,523	1,468,611
Less: Cash and bank balances	(6,039,471)	(6,433,593)	(896,818)
Net debts	6,025,633	6,674,961	930,464
Equity attributable to equity holders of the Company	9,226,528	9,164,625	1,277,514
Total capital and net debts	15,252,161	15,839,586	2,207,978

As disclosed in Note 20, certain subsidiaries of the Group are required by the relevant authorities in the PRC to contribute and maintain a non-distributable statutory reserve fund whose utilization is subject to approval by the relevant authorities in the PRC. This externally imposed capital requirement has been complied with by the subsidiaries of the Group for the financial years ended December 31, 2023 and 2024.